                      DNB RECEIVABLES PURCHASE AGREEMENT


                                    BETWEEN


                         DILLARD ASSET FUNDING COMPANY
                                 as Purchaser


                                      AND


                             DILLARD NATIONAL BANK



                          DATED AS OF AUGUST 14, 1998

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----

                                   ARTICLE I
                                   DEFINITIONS..............................  1
SECTION 1.1  Certain Defined Terms..........................................  1
             ---------------------
SECTION 1.2  Other Definitional Provisions..................................  1
             -----------------------------

                                   ARTICLE II
                         PURCHASE AND SALE OF RECEIVABLES...................  2
SECTION 2.1  Purchase and Sale of Receivables...............................  2
             --------------------------------
SECTION 2.2  The Closings...................................................  2
             ------------
SECTION 2.3  The Purchase Price.............................................  2
             ------------------

                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES AND COVENANTS..........  3
SECTION 3.1  Representations and Warranties Regarding Purchased Assets......  3
             ---------------------------------------------------------
SECTION 3.2  Representations and Warranties Regarding DNB...................  4
             --------------------------------------------
SECTION 3.3  Representations and Warranties of the Purchaser................  6
             -----------------------------------------------

                                   ARTICLE IV
                                  CONDITIONS................................  8
SECTION 4.1  Conditions Precedent to the Purchaser's Initial
             -----------------------------------------------
     Purchase of DNB Receivables............................................  8
     ---------------------------
SECTION 4.2  Conditions Precedent to the Purchaser's Purchase of DNB
             -------------------------------------------------------
     Receivables............................................................  8
     -----------
SECTION 4.3  Conditions to Obligation of DNB................................  9
             -------------------------------

                                    ARTICLE V
                               ADDITIONAL AGREEMENTS........................  9
SECTION 5.1  Initial UCC Filings............................................  9
             -------------------
SECTION 5.2  Computer Files Marked..........................................  9
             ---------------------
SECTION 5.3  Protection of Title............................................ 10
             -------------------
SECTION 5.4  Other Liens or Interests....................................... 10
             ------------------------
SECTION 5.5  Indemnification................................................ 10
             ---------------
SECTION 5.6  Credit and Collection Policy................................... 11
             ----------------------------
SECTION 5.7  Reserved....................................................... 11
             --------
SECTION 5.8  Repurchase Events.............................................. 11
             -----------------
SECTION 5.9  Further Assignments............................................ 11
             -------------------
SECTION 5.10  Sale Treatment................................................ 12
              --------------

                                   ARTICLE VI
                             MISCELLANEOUS PROVISIONS....................... 12
SECTION 6.1  Amendment...................................................... 12
             ---------

                                                                           Page
                                                                           ----

SECTION 6.2  Survival....................................................... 12
             --------
SECTION 6.3  Notices........................................................ 12
             -------
SECTION 6.4  GOVERNING LAW.................................................. 13
             -------------
SECTION 6.5  Waivers........................................................ 13
             -------
SECTION 6.6  Costs and Expenses............................................. 13
             ------------------
SECTION 6.7  Confidential Information....................................... 13
             ------------------------
SECTION 6.8  Headings....................................................... 14
             --------
SECTION 6.9  Counterparts................................................... 14
             ------------
SECTION 6.10  Severability of Provisions.................................... 14
              --------------------------
SECTION 6.11  Further Assurances............................................ 14
              ------------------
SECTION 6.12  No Third-Party Beneficiaries.................................. 14
              ----------------------------
SECTION 6.13  Merger or Consolidation of, or Assumption of the
              ------------------------------------------------
     Obligations of, DNB.................................................... 14
     -------------------
SECTION 6.14  Merger and Integration........................................ 15
              ----------------------
SECTION 6.15  No Petition Covenants......................................... 15
              ---------------------
SECTION 6.16  No Recourse to Owner Trustee.................................. 15
              ----------------------------

                       DNB RECEIVABLES PURCHASE AGREEMENT


          This DNB Receivables Purchase Agreement (the "Agreement") is made as of August 14, 1998 by and between DILLARD ASSET FUNDING COMPANY, a Delaware business trust (the "Purchaser"), and DILLARD NATIONAL BANK, a national banking association ("DNB").

                              W I T N E S S E T H:

          WHEREAS, the Purchaser desires to purchase Receivables and related assets from DNB from time to time; and

          WHEREAS, DNB is willing, on the terms, and subject to the conditions set forth herein, to sell such Receivables and related assets to the Purchaser.

          NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1  Certain Defined Terms.  Unless otherwise defined herein,
                    ---------------------
capitalized terms used in the above recitals and in this Agreement shall have the respective meanings assigned them the Pooling and Servicing Agreement, dated as of August 1, 1998 (as supplemented by the VFC 1998 Supplement, dated August 14, 1998, among the Purchaser as transferor (in such capacity, the "Transferor"), Dillard National Bank, as master servicer (in such capacity, the "Master Servicer") and The Chase Manhattan Bank, as trustee (in such capacity, the "Trustee"), the "Pooling and Servicing Agreement"), among the Transferor, the Master Servicer and the Trustee, unless otherwise defined herein.

     SECTION 1.2  Other Definitional Provisions.  Unless otherwise specified
                    -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in the Pooling and Servicing Agreement or any certificate or other document made or delivered pursuant hereto or thereto.

     (b) As used herein and in the Pooling and Servicing Agreement, and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

     (c) The words "thereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and subsection references are to this Agreement unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                  ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

          SECTION 2.1  Purchase and Sale of Receivables.  Subject to the
                       --------------------------------
satisfaction of the conditions specified in Article IV, DNB hereby sells, transfers, assigns and otherwise conveys to the Purchaser, without recourse, and
                                                           ------- --------
the Purchaser hereby purchases from DNB, all right, title and interest in, to and under all Receivables then existing (and not previously sold, transferred, assigned or otherwise conveyed) and thereafter created and arising under the Accounts identified in the list of Accounts (an "Account List") previously delivered to the Purchaser (such Receivables, the "Designated DNB Receivables") and all monies, due or to become due with respect thereto as of the close of the second Business Day preceding the date hereof (such as of date, the "Initial Cutoff Date"), all Finance Charge Receivables relating to such Accounts, all proceeds of such Receivables and all Insurance Proceeds relating to such Receivables (collectively, the "Existing Purchased Assets").

          After the Initial Cutoff Date, each newly created account (each, an "Additional Account") shall be automatically included as an "Account" hereunder and on the day of creation thereof (each, an "Addition Date") DNB shall sell, transfer, assign and otherwise convey to the Purchaser, without recourse, and
                                                        ------- --------
the Purchaser shall purchase from DNB, all right, title and interest in, to and under all Receivables then existing and thereafter created and arising under such Accounts (collectively, with the Designated DNB Receivables, the "DNB Receivables") and all monies, due or to become due with respect thereto as of such date of creation (such as of date, the "Additional Cutoff Date"), including all Finance Charge Receivables relating to such Receivables, all proceeds of such Receivables and all Insurance Proceeds relating to such Receivables (collectively, the "Subsequent Purchased Assets"; together with the Existing Purchased Assets, the "Purchased Assets"). From time to time DNB shall, at the request of the Purchaser, deliver to the Purchaser an Account List as of an agreed upon date setting forth such information regarding the Accounts and the Receivables therein as the Purchaser may reasonably request.

          SECTION 2.2  The Closings.  The consummation of each purchase and sale
                       ------------
contemplated by Section 2.1 shall take place at such place and at such time as DNB and the Purchaser may agree upon. This Agreement shall be effective as of the date hereof (the "Closing Date") upon its execution by DNB and the Purchaser.

          SECTION 2.3  The Purchase Price.  In consideration for the sale to the
                       ------------------
Purchaser of the Existing Purchased Assets on the Closing Date, the Purchaser shall pay to DNB, on such Closing Date, an amount equal to the aggregate unpaid principal balance of the Receivables included in such Purchased Assets as of the Initial Cutoff Date for such Receivables. Such purchase price shall be paid to DNB in immediately available funds. Thereafter, on the second Business Day following the date on which a DNB Receivable a created, the Purchaser shall pay to DNB, on such day, an amount equal to the aggregate unpaid principal balance of such

Receivable as of such date of creation. Such purchase price shall be paid to DNB in immediately available funds.


                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES AND COVENANTS

          SECTION 3.1  Representations and Warranties Regarding Purchased
                       --------------------------------------------------
Assets. (a) DNB represents and warrants to the Purchaser as follows with
-------
respect to the Designated DNB Receivables:

          (i) Eligible Accounts.  As of the Initial Cutoff Date, each existing
              -----------------
     Account is an Eligible Account and no selection procedures adverse to the Purchaser have been employed in selecting the Accounts from among the Eligible Accounts in the Bank Portfolio.

          (ii) Eligible Receivables.  (w) as of the Closing Date, each DNB
               --------------------
     Receivable in an existing Account is an Eligible Receivable;

               (x) as of the Closing Date, each DNB Receivable in an existing Account has been conveyed to the Purchaser (1) free and clear of any Lien of any Person claiming through or under DNB or any of its Affiliates and (2) in compliance, in all material respects, with all Requirements of Law applicable to DNB;

               (y) as of the Closing Date, with respect to each DNB Receivable in an existing Account, all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by DNB in connection with the conveyance of such DNB Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect; and

               (z) as of the Closing Date, the information regarding such DNB Receivables and the Accounts related thereto set forth in the related Account List is true and correct in all material respects.

          (b) On each day on which a new DNB Receivable is created, DNB shall be deemed to represent and warrant to the Purchaser as follows:

          (i) Eligible Receivables.  (w) each such DNB Receivable created on
              --------------------
     such day is an Eligible Receivable;

               (x) each such DNB Receivable created on such day has been conveyed to the Purchaser (1) free and clear of any Lien of any Person claiming through or under DNB or any of its Affiliates and (2) in compliance, in all material respects, with all Requirements of Law applicable to DNB;

               (y) with respect to each such DNB Receivable created on such day, all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by DNB in connection with the conveyance of such DNB Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect; and

               (z) the information regarding such DNB Receivable and the Accounts related thereto set forth in the related Account List is true and correct in all material respects.

          (c) On each Addition Date, DNB shall be deemed to represent and warrant to the Purchaser that, as of such date each Account created on such date is an Eligible Account and no selection procedures adverse to the Purchaser have been employed in selecting such Account from among the Eligible Accounts in the Bank Portfolio.

          (d) This Agreement, when duly executed and delivered, constitutes either:

               (i) a valid transfer, assignment, set-over and conveyance to the Purchaser of all right, title and interest of DNB in, to and under the DNB Receivables now existing and hereafter created and arising in connection with the Accounts, and all proceeds of such DNB Receivables and Insurance Proceeds relating thereto, and such DNB Receivables and all proceeds thereof and Insurance Proceeds relating thereto will be held by the Purchaser free and clear of any Lien of any Person claiming through or under DNB or any of its Affiliates; or

               (ii) a grant of a security interest (as defined in the UCC) in such property to the Purchaser, which is enforceable with respect to the Designated DNB Receivables, the proceeds thereof and Insurance Proceeds relating thereto upon execution and delivery of this Agreement, and which will be enforceable with respect to DNB Receivables hereafter created, the proceeds thereof and Insurance Proceeds relating thereto, upon such creation. If this Agreement constitutes the grant of a security interest to the Purchaser in such property, upon the filing of the financing statement described in
          Section 5.1, and in the case of the DNB Receivables hereafter created and proceeds thereof and Insurance Proceeds relating thereto, upon such creation, the Purchaser shall have a first priority perfected security interest in such property (subject to Section 9-306 of the UCC).

          SECTION 3.2  Representations and Warranties Regarding DNB.  DNB
                       --------------------------------------------
represents and warrants to the Purchaser as of the date hereof and as of each Purchase Date (as defined below and, as applicable, with respect to the DNB Receivables sold, transferred, assigned or otherwise conveyed to the Purchaser on such date), that:

       (a)     Organization and Good Standing.  DNB has been duly organized and
               ------------------------------
     is validly existing as a national banking association in good standing under the laws of the United States of America, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the DNB Receivables.

       (b)     Due Qualification.  DNB is duly qualified to do business as a
               -----------------
     foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect with respect to DNB.

       (c)     Power and Authority.  DNB has the corporate power and authority
               -------------------
     to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery and performance of this Agreement have been duly authorized by DNB by all necessary corporate action on the part of DNB. DNB has the corporate power and authority to sell and assign to the Purchaser the Purchased Assets and has duly authorized such transfers by all necessary corporate action on the part of DNB.

       (d)     Binding Obligation.  This Agreement, when duly executed and
               ------------------
     delivered, shall constitute a legal, valid and binding obligation of DNB enforceable against DNB in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

       (e)     No Violation.  The execution and delivery of this Agreement by
               ------------
     DNB and its performance of its obligations hereunder will not violate any Requirements of Law or contractual obligation of DNB, and will not result in, or require, the creation or imposition of any Lien upon any of its property or assets pursuant to any such Requirements of Law or contractual obligation.

       (f)     No Proceedings.  There are no actions, proceedings or, to DNB's
               --------------
     knowledge, investigations pending or, to DNB's knowledge, threatened, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect with respect to DNB.

       (g)     No Consent.  Except as expressly contemplated by the Pooling and
               ----------
     Servicing Agreement, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability against DNB of this Agreement.

       (h)     No Default.  DNB is not in default under or with respect to any
               ----------
     of its contractual obligations which would have a material adverse effect with respect to it.

       (i)     Taxes.  No notice of any Lien in respect of unpaid taxes or
               -----
     assessments has been filed by any taxing authority against, or otherwise affecting the assets of, DNB or any of its subsidiaries and remains in effect.

       (j)     ERISA.  No notice of a Lien arising under Title I or Title IV of
               -----
     ERISA has been filed under Section 6323(a) of the Code (or any successor provision) against, or otherwise affecting the assets of DNB.

       (k)     Solvency.  DNB is, and after giving effect to the transactions
               --------
     contemplated to occur on such date, will be, solvent and DNB is paying its debts as they become due. In addition, DNB after giving effect to the transactions contemplated by this Agreement will have adequate capital to conduct its business.

       (l)     Principal Place of Business. DNB's principal place of business is
               ---------------------------
     located at 396 North William Dillard Drive, Gilbert, AZ 85233. During the previous five years, DNB's only other principal place of business was located at 9809 N. Metro Parkway West, Phoenix, AZ 85051.

       (m)     Name.  DNB's legal name is as set forth herein, there has been no
               ----
     name change in the last two years and DNB has no tradenames, fictitious names, assumed names or "doing business as" names.

       SECTION 3.3  Representations and Warranties of the Purchaser.  The
                    -----------------------------------------------
Purchaser hereby represents and warrants to DNB as of the date hereof and as of each Purchase Date (and, as applicable, with respect to the DNB Receivables sold, transferred, assigned or otherwise conveyed to the Purchaser on such date), that:

       (a)     Organization and Good Standing.  The Purchaser has been duly
               ------------------------------
     organized and is validly existing as a business trust under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and has the power, authority and legal right to acquire and own the Purchased Assets.

       (b)     Due Qualification.  The Purchaser is duly qualified to do
               -----------------
     business as a foreign [corporation] in good standing, and has obtained all necessary licenses and approvals in all jurisdictions, in which the ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to comply therewith would not have a material adverse effect with respect to the Purchaser.

       (c)     Power and Authority.  The Purchaser has the power and authority
               -------------------
     to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Purchaser.

       (d)     Binding Obligation.  This Agreement constitutes a legal, valid
               ------------------
     and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

       (e)     No Violation.  The execution and delivery of this Agreement by
               ------------
     the Purchaser and its performance of its obligations hereunder will not violate any Requirements of Law or contractual obligation of the Purchaser, and will not result in, or require, the creation or imposition of any Lien upon any of its property or assets pursuant to any such Requirements of Law or contractual obligation, other than as contemplated by the Pooling and Servicing Agreement.

       (f)     No Material Litigation.  No litigation or proceeding or, to the
               ----------------------
     knowledge of the Purchaser, investigation of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Purchaser, threatened by or against the Purchaser or against any of its properties or revenues (i) with respect to the Pooling and Servicing Agreement or any of the transactions contemplated thereby or hereby or (ii) which would reasonably be expected to have a material adverse effect with respect to the Purchaser.

       (g)     No Consent.  Except as expressly contemplated by the Pooling and
               ----------
     Servicing Agreement, no consent or authorization of, or filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability against the Purchaser of this Agreement.

       (h)     Injunction.  There is no injunction, writ, restraining order or
               ----------
     any other type of order which would adversely affect the Purchaser's ability to perform its obligations hereunder.

       (i)     Solvency.  The Purchaser is solvent and after giving effect to
               --------
     the transactions contemplated herein will be solvent and the Purchaser is paying all debts as they become due and after giving effect to the transactions contemplated herein the Purchaser will have adequate capital to conduct its business.

       (j)     Name.  The Purchaser's legal name is as set forth herein and the
               ----
     Purchaser has no tradenames, fictitious names, assumed names or "doing business as" names.


                                  ARTICLE IV
                                  CONDITIONS

       SECTION 4.1  Conditions Precedent to the Purchaser's Initial Purchase of
                    -----------------------------------------------------------
DNB Receivables.  The obligation of the Purchaser to purchase from DNB the
---------------
Purchased Assets on the Closing Date is subject to the satisfaction of the following conditions:

       (a)     Agreements.  The Purchaser shall have received (i) this
               ----------
     Agreement, duly executed and delivered by DNB and (ii) the Dillard Termination Agreement, dated as of the date hereof, between Dillard Investment Co., Inc. and DNB.

       (b)     Certificate of Incorporation; By-laws.  The Purchaser shall have
               -------------------------------------
     received a true and complete copy of the certificate of organization of DNB, certified as a true and correct copy thereof by the Office of the Comptroller of the Currency, and a true and complete copy of the by-laws of DNB, certified as a true and correct copy thereof by the Secretary or an Assistant Secretary of DNB.

       (c)     Resolutions.  The Purchaser shall have received copies of duly
               -----------
     adopted resolutions of the Board of Directors of DNB in form and substance reasonably satisfactory to the Purchaser, authorizing the execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement, the documents to be delivered by DNB hereunder and thereunder and the transactions contemplated hereby and thereby, certified by the Secretary or an Assistant Secretary of DNB.

       (d)     Incumbency Certificate.  The Purchaser shall have received a
               ----------------------
     certificate as to the incumbency and signature of the officers of DNB authorized to sign this Agreement on behalf of DNB, together with evidence of the incumbency of such Secretary or Assistant Secretary, certified by the Secretary or Assistant Secretary of DNB.

       (e)     Representations and Warranties.  The representations and
               ------------------------------
     warranties of DNB contained in Sections 3.1 and 3.2 of this Agreement or in any certificate delivered in connection with this Agreement (other than those made as of a specified date specified therein) are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date.

       SECTION 4.2  Conditions Precedent to the Purchaser's Purchase of DNB
                    -------------------------------------------------------
Receivables.  The obligation of the Purchaser to purchase Receivables and the
-----------
related Purchased Assets to be purchased hereunder on any date after the Closing Date is subject to the satisfaction of the following conditions:

       (a)     Representations and Warranties True.  The representations and
               -----------------------------------
     warranties of DNB hereunder with respect to such Purchased Assets shall be true and correct on and as of such date with the same effect as if then made, and DNB shall have performed all obligations with respect to such Purchased Assets to be performed by it hereunder on or prior to such date.

       (b)     Nonoccurrence of Certain Events.  No VFC Series 1998 Pay Out
               -------------------------------
     Event or Master Servicer Default (unless such Master Servicer Default shall have been waived as provided in the Pooling and Servicing Agreement) shall have occurred on or prior to such Purchase Date.

       (c)     Documents to be Delivered.  DNB shall have provided such other
               -------------------------
     documents as the Purchaser may reasonably request.

       SECTION 4.3  Conditions to Obligation of DNB.  The obligation of DNB to
                    -------------------------------
sell to the Purchaser the Purchased Assets to be sold hereunder on any date is subject to the satisfaction of the following conditions:

       (a)     Representations and Warranties True.  The representations and
               -----------------------------------
     warranties of the Purchaser hereunder shall be true and correct on such date with the same effect as if then made.

       (b)     Purchase Price.  The Purchaser shall have paid to DNB the related
               --------------
     purchase price as provided in Section 2.3 of this Agreement.


                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

       SECTION 5.1  Initial UCC Filings.  Within two Business Days of the
                    -------------------
Closing Date, DNB shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by DNB as seller or debtor, naming the Purchaser as purchaser or secured party, naming as collateral the Purchased Assets to be purchased and sold hereunder from time to time, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect under the UCC the sale, transfer, assignment and conveyance to the Purchaser of such Purchased Assets (to the extent constituting UCC collateral). DNB shall deliver a file-stamped copy, or other evidence reasonably satisfactory to the Purchaser of such filings, to the Purchaser as soon as available after such filings.

       SECTION 5.2  Computer Files Marked.  DNB shall, at its own expense,
                    ---------------------
within 10 Business Days of each date on which Purchased Assets are sold hereunder (each, a "Purchase Date"), indicate in its computer files that such Purchased Assets have been sold to the Purchaser pursuant to this Agreement.

       SECTION 5.3  Protection of Title.
                    -------------------

       (a) DNB shall execute and file such financing statements, and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to perfect and preserve the sale hereunder to the Purchaser of the DNB Receivables and the related Purchased Assets and in the proceeds thereof and hereby authorizes the Purchaser to file financing statements and amendments thereto and continuation statements relative to all or any part thereof without the signature of DNB where permitted by law. DNB shall deliver to (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

       (b) DNB shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by DNB in accordance with Section 5.1 or 5.3(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Purchaser at least 60 days prior written notice thereof and shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's interest in all Purchased Assets sold hereunder.

       (c) DNB hereby represents and warrants that its chief place of business and principal executive office, and the place where its principal records pertaining to the DNB Receivables and the related Purchased Assets are kept, is located at 396 North William Dillard Drive, Gilbert, AZ 85233 and there are no other such locations. DNB shall give the Purchaser at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. DNB shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

       SECTION 5.4  Other Liens or Interests.  Except for the conveyances
                    ------------------------
hereunder and as contemplated by the Pooling and Servicing Agreement, DNB shall not sell, pledge, assign or transfer any Purchased Assets to any other Person, or grant, create, incur, assume or suffer to exist any Lien thereon and DNB shall defend the right, title and interest of the Purchaser in, to and under all Purchased Assets sold hereunder against all claims of third parties claiming through or under DNB.

       SECTION 5.5  Indemnification.  DNB shall indemnify the Purchaser for any
                    ---------------
liability as a result of the failure of a Receivable transferred hereunder to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties with respect thereto contained herein unless such breach shall be cured in all material respects. This indemnity obligation shall be in addition to any obligation that DNB may otherwise have.

       SECTION 5.6  Credit and Collection Policy.
                    ----------------------------

       From and after the Closing Date, DNB shall not make any change or modification to the credit criteria applied in respect of the origination of DNB Receivables or the credit review process followed in connection with the origination of DNB Receivables (collectively, the "Credit and Collection Policy"), that could reasonably be expected to have a material adverse effect on the Purchaser, as purchaser thereof.

       SECTION 5.7  Reserved.
                    --------

       SECTION 5.8  Repurchase Events.  (a) DNB hereby covenants and agrees with
                    -----------------
the Purchaser that in the event of (i) a breach of any of DNB's representations and warranties contained in Sections 3.1(a), (b) or (c) hereof with respect to any DNB Receivable, unless such breach shall have been cured in all material respects within a period acceptable to the Purchaser (but not more than 150 days), or (ii) a breach by DNB of Section 5.4 hereof with respect to any DNB Receivable, which breach has a material adverse effect on the Purchaser's interest in such DNB Receivable or (iii) a breach of any of DNB's representations and warranties contained in Section 3.1(d) (such DNB Receivable, in either event, a "Warranty Receivable"), DNB will, upon request by the Purchaser, repurchase such Warranty Receivable from the Purchaser by delivering to the Purchaser an amount equal to the unpaid principal amount of such DNB Receivable as of the close of business on the second Business Day preceding such date of reassignment (the "Warranty Payment"). A breach by DNB of any of its representations contained in Section 3.1(d) hereof with respect to any DNB Receivable shall constitute a breach with respect to all DNB Receivables. It is understood and agreed that the obligation of DNB to repurchase any Warranty Receivable as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against DNB for such breach available to the Purchaser or the Trustee.

       (b) Upon receipt by the Purchaser of the Warranty Payment, the Purchaser shall assign, without recourse, representation or warranty, to DNB all of the Purchaser's right, title and interest in, to and under (i) such Warranty Receivable and all monies due thereon, (ii) any proceeds from any Insurance Policies with respect to such Warranty Receivable, (iii) any proceeds from any guaranties of such Warranty Receivable, (iv) proceeds of the property described in clauses (i) through (iii) above and (v) this Agreement with respect to such Warranty Receivable, such assignment being an assignment outright and not for security. Upon the assignment of such Warranty Receivable and related rights, DNB shall own such Warranty Receivable and all such security and documents, free of any further obligations to the Purchaser with respect thereto. If in any proceeding it is held that DNB may not enforce a Warranty Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Warranty Receivable, the Purchaser shall, at DNB's expense, take such steps as DNB deems necessary to enforce the Warranty Receivable, including bringing suit in the name of such Person.

       SECTION 5.9  Further Assignments.  DNB acknowledges that the Purchaser
                    -------------------
shall from time to time, sell, pledge, assign or transfer all of its right, title and interest in the Purchased Assets and its rights hereunder to the Trustee pursuant to the Pooling and Servicing Agreement. DNB consents to such assignment and agrees that the Trustee, to the extent provided in the Pooling and Servicing Agreement, shall be entitled to enforce the terms of this Agreement and the rights (including, without limitation, the right to grant or withhold any consent or waiver) of the Purchaser directly against DNB. In each case, DNB further agrees that, in respect of its obligations hereunder, it will act at the direction of and in accordance with all requests and instructions from the Trustee delivered pursuant to the Pooling and Servicing Agreement until the satisfaction of all obligations thereunder. Except as otherwise contemplated by the Pooling and Servicing Agreement, the Trustee shall have the rights of third-party beneficiary under this Agreement. DNB shall deliver copies of all notices, requests, demands and other documents to be delivered by it to the Purchaser pursuant to the terms hereof to the Trustee.

       SECTION 5.10  Sale Treatment.  DNB and the Purchaser intend to treat the
                     --------------
transfer and assignment described herein as a sale for accounting and tax purposes.

                                  ARTICLE VI
                           MISCELLANEOUS PROVISIONS

       SECTION 6.1  Amendment.  This Agreement may be amended from time to time
                    ---------
by a written amendment duly executed and delivered by DNB and the Purchaser, with the prior written consent of the Trustee; provided, however, that no
                                               --------  -------
amendment shall be made without a confirmation by each of the Rating Agencies that such action will not result in a withdrawal or downgrade of its then current ratings of the outstanding Commercial Paper.

       SECTION 6.2  Survival.  The representations, warranties and covenants of
                    --------
DNB set forth in Article V of this Agreement shall remain in full force and effect and shall survive each sale of Receivables under Article II hereof and any related transfer under the Pooling and Servicing Agreement.

       SECTION 6.3  Notices.  Except where telephonic instructions or notices
                    -------
are authorized herein to be given, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or by overnight courier, or, in the case of telecopy notice, when received, addressed as follows or to such address or other address as may be hereafter notified by the respective parties hereto:

          Purchaser:      DILLARD ASSET FUNDING COMPANY
                          c/o Chase Manhattan Bank Delaware,
                            as Owner Trustee
                          1201 Market Street
                          Wilmington, DE  19801
                          Attention:  Corporate Trust Administration Department
                          Telecopy: 302-984-4903

                          with a copy to
                          The Chase Manhattan Bank, as Trustee
                          450 West 33rd Street
                          New York, NY 10001
                          Attn: Structured Finance Services

          DNB:            Dillard National Bank
                          396 North William Dillard Drive
                          Gilbert, AZ  85233

                          Attention:  Randal L. Hankins, President
                          Telecopy:

          Moody's:        Moody's Investors Service, Inc.
                          99 Church Street
                          New York, NY 10007
                          Attention:
                          Telecopy:

          S&P:            Standard & Poors Rating Group
                          25 Broadway
                          New York, NY  10004
                          Attention:
                          Telecopy:


       SECTION 6.4  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
                    -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

       SECTION 6.5  Waivers.  No failure or delay on the part of any party in
                    -------
exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

       SECTION 6.6  Costs and Expenses.  DNB agrees to pay all reasonable out-
                    ------------------
of-pocket costs and expenses of the Purchaser, including fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in, to and under all Receivables purchased hereunder and the enforcement of any obligation of DNB hereunder.

       SECTION 6.7  Confidential Information.  The Purchaser agrees that it
                    ------------------------
shall neither use nor disclose to any person the names and addresses of the obligors with respect to any Receivables purchased hereunder, except in connection with the enforcement of the Purchaser's rights hereunder, under the DNB Receivables, under the Pooling and Servicing Agreement or as required by law.

       SECTION 6.8  Headings.  The various headings in this Agreement are for
                    --------
purposes of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

       SECTION 6.9  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

      SECTION 6.10  Severability of Provisions.  If any one or more of the
                    --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Pooling and Servicing Agreement or rights of any party thereto.

      SECTION 6.11  Further Assurances.  DNB and the Purchaser agree to do and
                    ------------------
perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to any Receivables purchased hereunder for filing under the provisions of the UCC of any applicable jurisdiction.

      SECTION 6.12  No Third-Party Beneficiaries.  Except as specifically set
                    ----------------------------
forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns; provided that, except as provided in Section 6.13, DNB shall not assign or
--------
transfer any or all of its rights and obligations hereunder without the prior written consent of the Purchaser. The Purchaser shall give written notice to the Rating Agencies of any such consent that it grants. Except as otherwise expressly provided in this Agreement, no other Person shall have any right or obligation hereunder.

      SECTION 6.13  Merger or Consolidation of, or Assumption of the Obligations
                    ------------------------------------------------------------
of, DNB.  Any Person (a) into which DNB may be merged or consolidated, (b)
-------
resulting from any merger, conversion or consolidation to which DNB shall be a party, (c) succeeding to the business of DNB, or (d) more than 50% of the voting stock of which is owned, directly or indirectly, by Dillard's Inc., which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of DNB under this Agreement shall be the successor to DNB under this Agreement without the execution or filing of any paper or any further act on the party of any of the parties to this Agreement; provided, however, that
                                                      --------  -------
DNB shall have delivered to the Purchaser, the Trustee, Park Avenue Receivables Corporation, as purchaser under the Certificate Purchase Agreement, and the Funding Agent on behalf of the APA Banks an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Trustee, respectively, in the DNB Receivables and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

      SECTION 6.14  Merger and Integration.  Except as specifically stated
                    ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

      SECTION 6.15  No Petition Covenants.  Notwithstanding any prior
                    ---------------------
termination of this Agreement, DNB shall not, prior to the date which is one year and one day after payment in full of all obligations hereunder, acquiesce, petition or otherwise invoke or cause the Purchaser to invoke or join any other Person in instituting the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser any bankruptcy, reorganization, arrangement, insolvency, liquidation proceeding, or similar law of the United States or any state of the United States. Nothing in this Section
6.15 shall preclude, or be deemed to estop, DNB from taking or omitting to take any action prior to such date in (i) any case or proceeding voluntarily filed or commenced by or on behalf of the Purchaser under or pursuant to any such law or
(ii) any involuntary case or proceeding pertaining to the Purchaser which is filed or commenced by or on behalf of a Person other than the Purchaser (or any Person to which the Purchaser shall have assigned, transferred or otherwise conveyed any part of the obligations of the Purchaser hereunder) under or pursuant to any such law.

      SECTION 6.16  No Recourse to Owner Trustee.  It is expressly understood
                    ----------------------------
and agreed by and between the parties hereto (i) that this Agreement is executed and delivered by Chase Manhattan Bank Delaware, not in its individual capacity but solely as owner trustee (in such capacity, the "Owner Trustee"), under the Trust Agreement, dated as of the date hereof (the "Trust Agreement"), among Condev Nevada, Inc., the Owner Trustee and [James Freeman and David Helm as Administrators], in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Purchaser are not personal representations, undertakings and agreements of Chase Manhattan Bank Delaware, but are binding only on the Purchaser created pursuant to the Trust Agreement, (iii) nothing contained herein shall be construed as creating any liability on Chase Manhattan Bank Delaware, individually or personally, to perform any covenant of the Purchaser either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Chase Manhattan Bank Delaware be personally liable for the payment of any indebtedness or expense of the Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Purchaser under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.


                                DILLARD ASSET FUNDING COMPANY


                                   By: CHASE MANHATTAN BANK DELAWARE,
                                       as Owner Trustee


                                   By:
                                      --------------------------------
                                        Name:
                                        Title:


                                DILLARD NATIONAL BANK



                                By:
                                   -----------------------------------
                                    Name:
                                    Title:



                      DNB RECEIVABLES PURCHASE AGREEMENT